Prepaid Expenses and Other Current Assets	12 Months Ended
Dec. 31, 2019
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS

Note 7 - Prepaid expenseS and OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of prepaid expenses, other receivables, and deposits. Prepaid expenses principally include rent prepayments and prepaid expenses. Deposits principally include license deposit and rent deposits.

As of December 31, 2019 and 2018 prepaid expenses and other current assets consisted of the following:

	December 31, 2019	December 31, 2018
Prepaid expenses	$31,953	$383,053
Advance deposit for intent acquisition *	4,937,664	-
Deposits and others	192,596	149,236
Total prepaid expenses and other current assets	$5,162,213	$532,289

* The Company entered into a letter of intent of equity acquisition with Yushu Kingo City Real Estate Development Co., Ltd. ("Yushu Kingo") on February 26, 2019. Pursuant to the Letter of Intent, the Company intended to acquire 100% of Yushu Kingo's equity by issuing new shares and using cash. The acquisition price will be subject to an audit report of a qualified auditing firm and further determined by the Company and Yushu Kingo upon completion of due diligence by the Company and necessary regulatory approval. The proposed transaction is also subject to a definitive share purchase agreement to be negotiated between the two parties, as well as other customary closing conditions. Refer to Note 19.

The Company wrote-off other receivables in the amount of $16,856 and $0 for the years December 31, 2019 and 2018, respectively. Other receivables prior to dissolutions for AGMClub and AGM Global were $319 and $16,537, respectively.